Preferred Shares and Ordinary A Shares	12 Months Ended
Dec. 31, 2021
Preferred Shares And Ordinary AShares Abstract
PREFERRED SHARES AND ORDINARY A SHARES

NOTE 9:   PREFERRED SHARES AND ORDINARY A SHARES

Composition of Preferred Shares and Ordinary A Shares:

	December 31, 2021		December 31, 2020
	Authorized	Issued and outstanding	Authorized	Issued and outstanding
Ordinary A Shares	74,220	65,814	74,220	65,814
Preferred A Shares	242,000	201,712	226,000	201,712
Preferred A1- Shares	14,000	13,423	14,000	13,423
Preferred A2- Shares	64,978	64,588	64,978	64,588
	395,198	345,537	379,198	345,537

The Preferred Shares and Ordinary A Shares have various rights, privileges and preferences as follows:

Liquidation Preference:

Holders of Preferred Shares have liquidation preference over the holders of Ordinary A Shares and Ordinary Shares, such that each holder of Preferred Shares is entitled to receive, upon liquidation event (e.g., change in control), the higher of (i) the price per share paid by it per each Preferred Share plus interest thereon at a rate per annum equal to 12% compounded annually plus all declared but unpaid dividends thereon, less any amount paid (or value of asset distributed) as dividends in respect of such share in preference over the Ordinary A Shares and Ordinary Shares, and (ii) its pro-rata amount if he had participated in the distribution of funds, on a pro-rata and pari-passu basis with all other shareholders (including holders of Ordinary A Shares and Ordinary Shares), on an as-converted basis.

Holders of Ordinary A Shares have liquidation preference over the holders of Ordinary Shares but are junior to the preference of the Preferred Shares, such that each holder of Ordinary A Shares is entitled to receive, upon liquidation event, the higher of (i) the price per share paid by it per each Ordinary A Shares plus all declared but unpaid dividends thereon, less any amount paid (or value of asset distributed) as dividends in respect of such share in preference over the Ordinary Shares, and (ii) its pro-rata amount if he had participated in the distribution of funds, on a pro-rata and pari-passu basis with all other shareholders (including holders of Preferred Shares and Ordinary Shares), on an as-converted basis.

Following the full payment of the entire preferred preference to the holders of Preferred Shares and Ordinary A Shares, the holders of the Ordinary Shares will be entitled to receive the remaining distribution proceeds (if any), pro rata based on the number of Ordinary Shares held by each such holder.

Dividend:

The Preferred Share and Ordinary A Shares are entitled to dividend only when and if declared by the Company’s Board of Directors. Each holder of Preferred Shares shall be entitled to receive, on a pari-passu basis as between all classes of Preferred Shares but in preference to the holders of the Ordinary A Shares and the Ordinary Shares, to a non-cumulative dividend, if and when declared by the Board, in an amount equal to 8% of the price per share paid by for the Preferred Share.

After payment in full of all amounts payable and distributable to the holders of the Preferred Shares, each holder of Ordinary A Shares shall be entitled to receive, on a pari-passu basis as between all Ordinary A Shares but in preference to the holders of the Ordinary Shares, to a non-cumulative dividend, if and when declared by the Board, in an amount equal to the price per share paid by for the Ordinary A Share.

Conversion:

Each Preferred Share and Ordinary A Share is convertible, at the option of the holder at any time, into the number of the Company’s Ordinary Shares as is determined by dividing the original issuance price for such series of Preferred Shares and Ordinary A Shares by the conversion price for such series of Preferred Share and Ordinary A Shares that is in effect at the time of conversion. The initial price for the series of Preferred Shares and Ordinary A Shares is the original issue price for such series of Preferred Shares and Ordinary A Shares. The applicable conversion price of each series of Preferred Shares or Ordinary A Shares is subject to adjustment upon stock splits or combination and recapitalizations.

Each series Preferred Shares and Ordinary A Shares shall respectively automatically be converted into Ordinary Share upon the earlier of: (i) the date, or the occurrence of an event, specified by vote or written consent of the holders of more than fifty percent (50%) of the then issued and outstanding, at the then effective conversion price, upon the closing of the sale of the Company’s Ordinary Shares to the public in a firm commitment underwritten public offering, at a pre-money valuation of at least $369.089 with gross proceeds of at least $16,000 to the Company.

Voting:

Each of the series of Preferred Shares and Ordinary A Shares are entitled to one vote for each Company’s Ordinary Shares into which such series of Preferred Shares and Ordinary A Shares could be converted.

Redemption:

The Preferred Share and Ordinary A Shares are redeemable upon the occurrence of a liquidation event. The Preferred Shares and Ordinary A Shares are not redeemable on a fixed date or upon a contingent event that is certain to occur.

a.      Classification

In liquidation event (e.g., change in control) the liquidation preference provisions of the Preferred Shares and Ordinary A Shares are considered contingent redemption provisions that are not solely within the Company’s control. Accordingly, the Preferred Shares and Ordinary A Shares have been presented outside of permanent equity in the temporary equity (mezzanine) section of the consolidated financial statements.

As of December 31, 2021 and 2020, the Company did not adjust the carrying values of the Preferred Shares and Ordinary A Shares to the deemed liquidation values of such shares since a liquidation event was not probable. Subsequent adjustments to increase the carrying values to the ultimate liquidation values will be made only when it becomes probable that such a deemed liquidation event will occur.

b.      In September and October 2020, the Company issued 29,667 Preferred A Shares of NIS 0.01 par value and 14,838 warrants (“Investors Warrants”) to existing shareholders for a total consideration of $1,092, net of $3 issuance expenses. At the time of closing the Company recorded an increase in mezzanine in respect of share of $806 (net of issuance expenses) and a liability in respect of warrants at the amount of $286 (net of issuance expenses).

The Investors Warrants are exercisable to 14,838 Preferred A Shares of NIS 0.01 par value with an exercise price of $36.9. The Investors Warrants can be exercised for 48 months from the date of the closing. These warrants were classified as liabilities, initially and subsequently measured at fair value through earnings pursuant to ASC 480 as the underlying shares are contingently redeemable in an event not under the Company’s control.